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MITCHELL HUTCHINS SERIES TRUST

    GLOBAL INCOME PORTFOLIO

The fund offers its Class H and Class I shares only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. This prospectus should be read together with the prospectus for those contracts.

PROSPECTUS
May 1, 2001
---------------------------------

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS COMPLETE OR ACCURATE. TO STATE OTHERWISE IS A CRIME.
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Mitchell Hutchins Series Trust    Global Income Portfolio

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                                    CONTENTS

                                     THE FUND
----------------------------------------------------------------------------------

What every investor             3  Investment Objective, Strategies and Risks
should know about the fund
                                4  Performance
                                5  More About Risks and Investment Strategies

                              INVESTING IN THE FUND
----------------------------------------------------------------------------------

Information for managing        6  Purchases, Redemptions and Exchanges
your fund account
                                6  Pricing and Valuation

                              ADDITIONAL INFORMATION
----------------------------------------------------------------------------------

Additional important            7  Management
information about
the fund                        8  Dividends and Taxes
                                9  Financial Highlights

Where to learn more                Back Cover
about the fund

                                The fund is not a complete or balanced
                                investment program.

                                       2
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GLOBAL INCOME PORTFOLIO

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

FUND OBJECTIVE

Primarily, high current income; secondarily, capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests primarily in high quality bonds of governmental and private issuers in the U.S. and developed foreign countries. The fund's foreign investments are generally denominated in foreign currencies. The fund invests in bonds of at least three (and usually considerably more) countries and invests, to a lesser extent, in U.S. dollar denominated debt securities. The fund invests only in securities of issuers in countries whose governments are deemed stable by its sub-adviser. The fund may (but is not required to) use derivatives to help manage portfolio risks.

The fund's manager, Brinson Advisors, Inc., has appointed Alliance Capital Management L.P. to serve as sub-adviser for the fund's investments. In deciding which securities to buy and sell for the fund, Alliance Capital will generally consider, among other things, the strength of certain sectors of the fixed income market relative to others, interest rates and other general market conditions, the credit quality and financial condition of individual issuers, the protection afforded by the terms of the particular obligations (where applicable), and the political and economic developments affecting the relevant country as well as recent experience in the markets or the country's government securities.

PRINCIPAL RISKS

An investment in the fund is not guaranteed; you may lose money by investing in the fund. The principal risks presented by the fund are:

 - INTEREST RATE RISK - The value of the fund's investments generally will fall when interest rates rise. Some corporate bonds provide that the issuer may repay them earlier than the maturity date. When interest rates are falling, bond issuers may exercise this right more often, and the fund may have to reinvest these repayments at lower interest rates.

 - FOREIGN INVESTING RISK - The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default.

 - CREDIT RISK - Bond issuers may fail to make payments when due, or they may become less willing or less able to do so.

 - SINGLE ISSUER CONCENTRATION RISK - Because the fund is non-diversified, it can invest more of its assets in a single issuer than a diversified fund can. As a result, changes in the market value of a single issuer can have a greater effect on the fund's performance and share price than it would for a more diversified fund.

 - DERIVATIVES RISK - The fund's investments in derivatives may rise or fall more rapidly than other investments.

More information about risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."

                                       3
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PERFORMANCE

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The fund's shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. The bar chart and table do not reflect sales charges or other expenses of these contracts. If those sales charges and expenses were included, the total returns shown would be lower.

The bar chart shows how the fund's performance has varied from year to year. The bar chart shows Class H shares, the only class outstanding during the periods shown.

The table that follows the bar chart shows the average annual returns for Class H shares over several time periods. The table compares fund returns to returns on a broad-based market index that is unmanaged and, therefore, does not include any sales charges or expenses.

The fund's past performance does not necessarily indicate how it will perform in the future. This may be particularly true for the period prior to October 10, 2000, which is the date on which Alliance Capital assumed day-to-day portfolio management responsibility.

        TOTAL RETURN ON CLASS H SHARES

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CALENDAR YEAR  TOTAL RETURN
1991                 10.30%
1992                  1.29%
1993                 16.65%
1994                (5.56)%
1995                 13.58%
1996                  6.62%
1997                  3.50%
1998                  9.69%
1999                (4.79)%
2000                  4.87%

 Best quarter during years shown      --     2nd quarter, 1990:     5.77%
 Worst quarter during years shown     --     1st quarter, 1994:    (4.44)%

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2000

                                                                       SALOMON SMITH BARNEY
 CLASS                                   CLASS H                         WORLD GOVERNMENT
 (INCEPTION DATE)                       (5/01/88)                           BOND INDEX
 ----------------                     --------------  ------------------------------------------------------
 One Year...........................           4.87%                                       1.59%
 Five Years.........................           3.86%                                       3.09%
 Ten Years..........................           5.40%                                       6.98%
 Life of Class......................           6.49%                                       7.00%

                                       4
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MORE ABOUT RISKS AND INVESTMENT STRATEGIES

PRINCIPAL RISKS

The main risks of investing in the fund are described below. Other risks of investing in the fund, along with further details about some of the risks described below, are discussed in the fund's Statement of Additional Information ("SAI"). Information on how you can obtain the SAI is on the back cover of this prospectus.

INTEREST RATE RISK. The value of bonds generally can be expected to fall when interest rates rise and to rise when interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of the fund's investments in bonds will fall. Interest rate risk is the primary risk for U.S. government bonds and usually for other very high quality bonds. The impact of changes in the general level of interest rates on lower quality bonds may be greater or less than the impact on higher quality bonds.

Some corporate bonds, particularly those issued at relatively high interest rates, provide that the issuer may repay them earlier than the maturity date. The issuers of these bonds are most likely to exercise these "call" provisions if prevailing interest rates are lower than they were when the bonds were issued. The fund then may have to reinvest the repayments at lower interest rates. Bonds subject to call provisions also may not benefit fully from the rise in value that generally occurs for bonds when interest rates fall.

FOREIGN INVESTING RISK. Foreign investing involve risks relating to political, social and economic developments abroad to a greater extent than investing in the securities of U.S. issuers. In addition, there are differences between U.S. and foreign regulatory requirements and market practices. Foreign investments denominated in foreign currencies are subject to the risk that the value of a foreign currency will fall in relation to the U.S. dollar. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls and speculation. Investments in foreign government bonds involve special risks because the investors may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can be of considerable significance.

CREDIT RISK. Credit risk is the risk that the issuer of a bond will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a bond's value may decline if the market believes that the issuer has become less able, or less willing, to make payments on time. Even high quality bonds are subject to some credit risk. However, credit risk is greater for lower quality bonds. Low quality bonds may fluctuate in value more than higher quality bonds and, during periods of market volatility, may be more difficult to sell at the time and price the fund desires.

SINGLE ISSUER CONCENTRATION RISK. The fund is non-diversified. A non-diversified fund may invest more than 5% of its total assets in securities of a single issuer to a greater extent than a diversified fund. When the fund holds a large position in the securities of one issuer, changes in the financial condition or in the market's assessment of that issuer may cause larger changes in the fund's total return and in the price of its shares than it would for a diversified fund.

DERIVATIVES RISK. The value of "derivatives" -- so-called because their value "derives" from the value of an underlying asset, reference rate or index -- may rise or fall more rapidly than other investments. For some derivatives, it is possible for the fund to lose more than the amount it invested in the derivative. Options, futures contracts, swap agreements and forward currency contracts are examples of derivatives. The fund's use of derivatives may not succeed for various reasons, including unexpected changes in the values of the derivatives or the assets underlying them. Also, if the fund uses derivatives to adjust or "hedge" the overall risk of its portfolio, the hedge will not succeed if changes in the values of the derivatives are not matched by opposite changes in the values of the assets being hedged.

ADDITIONAL INVESTMENT STRATEGIES

DEFENSIVE POSITIONS; CASH RESERVES. To protect itself from adverse market conditions, the fund may take a temporary defensive position that is different from its normal investment strategy. This means that the fund may temporarily invest a larger-than-normal part, or even all, of its assets in cash or money market instruments. In addition, if the board appoints a new sub-adviser to manage all or a portion of the fund's investments, it may increase its cash reserves to facilitate the transition to the investment style and strategies of the new sub-adviser. Since these investments provide relatively low income, the defensive position may not be consistent with achieving the fund's investment objective.

The fund may invest up to 35% of its total assets in cash or money market instruments as a cash reserve for liquidity or other purposes.

PORTFOLIO TURNOVER. The fund may engage in frequent trading to achieve its investment objective. Frequent trading can result in portfolio turnover of 100% or more (high portfolio turnover).

                                       5
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INVESTING IN THE FUND

PURCHASES, REDEMPTIONS AND EXCHANGES

Shares of the fund are sold only to insurance company separate accounts that fund benefits under variable annuity or variable life insurance contracts. These separate accounts are the shareholders of the fund -- not the individual contract owners. However, the separate accounts may pass through voting rights to the contract owners.

The fund offers both Class H and Class I shares to insurance company separate accounts:

 - Class H shares are sold and redeemed at net asset value and do not pay any 12b-1 fees.

 - Class I shares also are sold and redeemed at net asset value. However, under a rule 12b-1 plan adopted by the fund, Class I shares pay an annual distribution fee of 0.25% of average net assets. The fund pays this fee to insurance companies for the sale of Class I shares and for services that the insurance company provides to contract owners. Because these 12b-1 fees are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of a contract owner's investment and may cost more than paying other types of sales charges.

An insurance company separate account may exchange shares of the fund for shares of the same class in another Mitchell Hutchins Series Trust fund at their relative net asset values per share, provided that the separate account invests in both funds. A particular insurance company separate account may not invest in all Mitchell Hutchins Series Trust funds or classes of fund shares.

The fund and Brinson Advisors (for Class I shares) reserve the right to reject any purchase order and to suspend the offering of the fund's shares for a period of time.

PRICING AND VALUATION

Insurance company separate accounts buy, sell or exchange fund shares at their net asset values. The fund calculates net asset value separately for each class as of the close of trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the fund does not price its shares, on most national holidays and on Good Friday. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the fund's net asset value per share will be calculated as of the time trading was halted.

The fund calculates its net asset value based on the current market value for its portfolio securities. The fund normally obtains market values for its securities from independent pricing services that use reported last sales prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at a fair value determined by or under the direction of the fund's board of trustees. The fund normally uses the amortized cost method to value bonds that will mature in 60 days or less.

Judgment plays a greater role in valuing thinly traded securities, including many lower-rated bonds, because there is less reliable, objective data available.

The fund calculates the U.S. dollar value of investments that are denominated in foreign currencies daily, based on current exchange rates. The fund may own securities, including some securities that trade primarily in foreign markets, that trade on weekends or other days on which the fund does not calculate net asset value. As a result, the fund's net asset value may change on days when you will not be able to buy and sell fund shares. If the fund concludes that a material change in the value of a foreign security has occurred after the close of trading in the principal foreign market but before the close of the NYSE, the fund may use fair value methods to reflect those changes. This policy is intended to assure that the fund's net asset value fairly reflects security values as of the time of pricing.

                                       6
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MANAGEMENT

INVESTMENT MANAGER AND SUB-ADVISER

Brinson Advisors, Inc. (formerly known as Mitchell Hutchins Asset Management Inc.) is the investment manager and administrator of the fund. Brinson Advisors is located at 51 West 52nd Street, New York, New York, 10019-6114, and is an indirect wholly owned asset management subsidiary of UBS AG. UBS AG is an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. On February 28, 2001, Brinson Advisors was manager, adviser or sub-adviser of 24 investment companies with 62 separate portfolios and aggregate assets of approximately $64.2 billion.

Brinson Advisors has appointed Alliance Capital Management L.P. to serve as sub-adviser to manage the fund's investments. Alliance Capital is located at 1345 Avenue of the Americas, New York, New York 10105, and is a leading global investment management firm with approximately $454 billion in assets under management at December 31, 2000. Alliance Capital provides investment management services for many of the largest U. S. public and private employee benefit plans, for public employee retirement funds, and for foundations, pension funds, endowments, bank, insurance companies and high net worth individuals worldwide. Alliance Capital is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios.

The fund paid advisory fees to Brinson Advisors for the most recent fiscal year at the annual contract rate of 0.75% of its average daily net assets.

The fund has received an exemptive order from the SEC that permits its board to appoint and replace sub-advisers and to amend sub-advisory contracts without obtaining shareholder approval. The fund's shareholders have approved this policy and it may be implemented by the board.

PORTFOLIO MANAGER

Douglas J. Peebles, a senior vice president and portfolio manager at Alliance Capital, is primarily responsible for the day-to-day management of the fund's investments and has held his fund responsibilities since October 10, 2000.
Mr. Peebles is the group head of the global sector rotation department and has 13 years of investment experience. Mr. Peebles' portfolio management responsibilities at Alliance Capital include the management of global, international, global high yield and multi-sector fixed income portfolios.
Mr. Peebles joined Alliance Capital in 1987 and worked in the fund accounting and tax exempt departments within Alliance. He holds a B.A. degree in Accounting and Political Science from Muhlenberg College and an M.B.A. from Rutgers University.

                                       7
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DIVIDENDS AND TAXES

DIVIDENDS

Dividends are paid in additional shares of the fund unless the shareholder requests otherwise.

The fund normally declares and pays dividends and distribute any gains annually.

Class I shares have higher expenses because of their distribution fees and thus are expected to have lower dividends than Class H shares.

TAXES

Fund shares are offered only to insurance company separate accounts that fund certain variable annuity and variable life contracts. These accounts generally are not subject to tax on dividends from the fund or when fund shares are exchanged or redeemed. See the applicable contract prospectus for a discussion of the federal income tax status of

 - the insurance company separate accounts that purchase and hold shares of the fund and

 -  the holders of contracts funded through those separate accounts.

The fund must satisfy certain diversification requirements imposed by the Internal Revenue Code on segregated asset accounts used to fund variable annuity or variable life contracts. Failure of the fund to do so would result in taxation of the insurance company issuing the contracts and treatment of the contract holders other than as described in the contract prospectus.

See the SAI for a more detailed discussion. Prospective investors are urged to consult their tax advisers.

                                       8
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FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. In the table, "total investment return" represents the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the fund's financial statements, are included in the fund's Annual Report to Shareholders. The Annual Report may be obtained without charge by calling 1-800-986-0088.

Please note that no Class I shares were outstanding during the periods shown.

The information in this table pertains only to the fund and does not reflect charges related to the insurance company separate accounts that invest in the fund. See the appropriate variable annuity or variable life contract prospectus for information concerning these charges.

                                       9
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GLOBAL INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                                           CLASS H
                                          -----------------------------------------
                                              FOR THE YEARS ENDED DECEMBER 31,
                                          -----------------------------------------
                                          2000+    1999    1998     1997     1996
                                          ------  ------  -------  -------  -------
Net asset value, beginning of year......  $10.54  $11.07  $ 10.81  $ 11.14  $ 11.20
                                          ------  ------  -------  -------  -------

Net investment income...................    0.53    0.59     0.69     0.75     0.87

Net realized and unrealized gains
  (losses) from investments and foreign
  currency..............................   (0.03)  (1.12)    0.36    (0.36)   (0.13)
                                          ------  ------  -------  -------  -------

Net increase (decrease) from investment
  operations............................    0.50   (0.53)    1.05     0.39     0.74
                                          ------  ------  -------  -------  -------

Dividends from net investment income....   (0.32)     --    (0.61)   (0.71)   (0.79)

Distributions from net realized gains
  from investments......................      --      --    (0.18)   (0.01)   (0.01)
                                          ------  ------  -------  -------  -------

Total dividends and distributions.......   (0.32)     --    (0.79)   (0.72)   (0.80)
                                          ------  ------  -------  -------  -------

Net asset value, end of year............  $10.72  $10.54  $ 11.07  $ 10.81  $ 11.14
                                          ======  ======  =======  =======  =======

Total investment return(1)..............    4.87%  (4.79)%    9.69%    3.50%    6.62%
                                          ======  ======  =======  =======  =======

Ratios/Supplemental Data:

Net assets, end of year (000's).........  $6,295  $8,828  $14,702  $17,730  $24,436

Expenses to average net assets..........    2.55%   2.09%    1.68%    1.52%    1.56%

Net investment income to average net
  assets................................    4.54%   4.62%    5.53%    6.34%    6.56%

Portfolio turnover rate.................     115%     43%     104%     142%     134%

--------------------

+ Investment Sub-Advisory functions for this portfolio were transferred from Brinson Advisors to Alliance Capital Management L.P. on October 10, 2000.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions at net asset value on the payable dates and a sale at net asset value on the last day of each year reported. The figures do not include additional contract level charges; results would be lower if such charges were included.

                                       10
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If you want more information about the fund, the following documents are available free upon request:

         ANNUAL/SEMI-ANNUAL REPORTS

         Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during the last fiscal year.

         STATEMENT OF ADDITIONAL INFORMATION (SAI) AND CONTRACT PROSPECTUS

         The SAI provides more detailed information about the fund and is incorporated by reference into this prospectus. Investors are advised to also read the applicable contract prospectus.

You may discuss your questions about the fund by contacting your Financial Advisor. You may obtain free copies of the fund's annual and semi-annual reports and the SAI, or request other information, by contacting the fund directly at 1-800-986-0088.

You may review and copy information about the fund, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission. You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 1-202-942-8090. You can get copies of reports and other information about the fund:

 - For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102; or

 - Free, from the EDGAR Database on the SEC's Internet website at: http://www.sec.gov

Mitchell Hutchins Series Trust
Investment Company Act File No. - 811-4919

-C-2001 Brinson Advisors, Inc. All rights reserved.